UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 19, 2025

Global Gas Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-39819	85-1617911
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

700 S. Rosemary Avenue, Suite 204
West Palm Beach, Florida	33401
(Address of principal executive offices)	(Zip Code)

(917) 742-1904

(Registrant’s telephone number,
including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	HGAS	None
Warrants, each whole warrant exercisable for one share of Class A common stock, each at an exercise price of $11.50 per share	HGASW	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On August 19, 2025, Global Gas Corporation (the “Company”) entered into a settlement agreement (the “Settlement Agreement”) by and among (i) the Company, Global Hydrogen Energy LLC (“Global Hydrogen”) and Dune Acquisition Holdings LLC (collectively referred to as the “Global Parties”) and (iii) William Bennet Nance, Jr., Sergio Martinez, Barbara Guay Martinez, and Pan American Enterprises, Inc. (collectively referred to as the “Pan Am Parties”).

Pursuant to the Settlement Agreement, among other things, William Nance agreed to forfeit 2,000,000 shares of the Company’s Class B common stock, Sergio Martinez agreed to forfeit 350,000 shares of the Company’s Class B shares of common stock, and Barbara Guay Martinez agreed to forfeit 350,000 shares of the Company’s Class B common stock.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In a Current Report on Form 8-K filed by the Company on June 21, 2024, the Company announced that it terminated William Nance for “Cause,” as defined in the Employment Agreement, dated as of May 14, 2023, as amended, between Mr. Nance and Global Hydrogen Energy LLC (the “Employment Agreement”). Attached as Exhibit 99.1 to this Current Report on Form 8-K is Mr. Nance’s response to that filing.

 Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Exhibit
99.1	Response from William Nance
104	Cover page interactive data file (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL GAS CORPORATION

Date: August 20, 2025	By:	/s/ Michael Castaldy
	Name:	Michael Castaldy
	Title:	Director, Authorized Signatory

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